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                                                                           16086

                                                                EXHIBIT 10.13(a)

                           NO NOTICE SERVICE AGREEMENT
                   PURSUANT TO SECTION 284, SUBPART "G" or "B"
               between KOCH GATEWAY PIPELINE COMPANY, as KGPC, and
                   MISSISSIPPI VALLEY GAS COMPANY, as CUSTOMER

                                                                                               Rate Schedule NNS
Contract No.: 16086-10                         Contract Date: November 01, 1993      Option SCO: No

CUSTOMER CORRESPONDENCE:                       CUSTOMER BILLING:
MISSISSIPPI VALLEY GAS COMPANY                 MISSISSIPPI VALLEY GAS COMPANY        Primary Term: 101 month(s)
711 West Capitol Street                        PO BOX 3348
JACKSON, MS 39203                              711 WEST CAPITOL STREET
                                               JACKSON, MS 39207                     Beginning 9:00 A.M. on: February 03, 2000

Attn. Tony Richard
                                               Attn. MS. SHERI W. ROWE
Telephone No.: (601) 961-6846                                                        Thru 9:00 A.M. on: April 01, 2002
                                               Telephone No.: (601) 961-6843

                                                                                     Seasonal Daily Contract Demand:
Fax No.: (601) 973-7055                        Fax No.: (601) 961-6995               Winter Season:   123,750
                                                                                     Shoulder Months:  61,875
                                                                                     Summer Season:    43,312

Customer Service Department:                   Telephone No.: (800) 890-0205         Fax No.: (713) 544-4624

Customer's Dispatcher: Tony Richard            Telephone No.: (601) 961-6800         Fax No.: (601) 973-7055

PRIMARY RECEIPT POINTS
         Station Location Numbers                         Description                Primary Point MDQ
                                                                                           Winter Season
                                                     --- SEE EXHIBIT A ---                 Shoulder Month Season
                                                                                           Winter Season

PRIMARY DELIVERY POINTS
         Station Location Numbers                         Description                Primary Point MDQ
                                                                                           Winter Season
                                                     --- SEE EXHIBIT B ---                 Shoulder Month Season
                                                                                           Winter Season

     MAXIMUM STORAGE                           MAXIMUM DAILY INJECTION               MAXIMUM DAILY WITHDRAWAL
     QUANTITY (MSQ)                                QUANTITY (MDIQ)                       QUANTITY (MDWQ) 2/

                       Dekatherm                           Dekatherm                                                 Dekatherm
                       1,237,500                              30,938                                    Winter Season : 51,875
                                                                                                 Shoulder Month Season: 30,938
                                                                                                         Summer Season: 21,656
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(Additional Primary Receipt Points are subject to the provisions of Section 2(b)
of the NNS Rate Schedule may be continued on Exhibit A which is hereby incorporated by references.)

(Additional Primary Delivery Points are subject to the provisions of Section
2(c) of the NNS Rate Schedule may be continued on Exhibit B which is hereby incorporated by references.)

       (ALL RECEIPT POINTS ARE AVAILABLE AS SUPPLEMENTAL RECEIPT POINTS)

1/ The MDIQ shall equal the Maximum Storage Quantity divided by (40) forty.

2/ The MDWQ cannot exceed the Seasonal Daily Contract Demand divided by (2) two or quantity in storage.

  Service hereunder is subject to Subpart G, Section 284,223, Title 18, of the
                          Code of Federal Regulations.

THE STANDARD TERMS AND CONDITIONS SET FORTH ON THE REVERSE SIDE ARE INCORPORATED
HEREIN BY REFERENCE. IF YOU ARE IN AGREEMENT WITH THE FOREGOING, PLEASE INDICATE
                          IN THE SPACE PROVIDED BELOW.

KGPC          Signature:

                -s- [ILLEGIBLE]
              Name  [ILLEGIBLE]       Title: Vice President         Date: 2/9/00

CUSTOMER      Signature:

                -s- Sandy Novick
              Name: Sandy Novick      Title: Executive V.P.         Date: 2/2/00

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NO NOTICE TERMS BELOW:

                           STANDARD TERMS & CONDITIONS

1. CONDITIONS OF SERVICE: Services provided hereunder are subject to and governed by the applicable rate schedule and the General Terms and Conditions of Gulf South's current tariff, as may be revised from time to time, or any effective superseding tariff (Tariff) on file with the Federal Energy Regulatory
Commission (FERC). The Tariff is incorporated by reference. In the event of any conflict between this Agreement and the Tariff, the Tariff shall govern as to the conflict. Gulf South shall have the right to interrupt service under this Agreement to the extent permitted by the Tariff.

2. NO NOTICE QUANTITY: Customer may deliver or cause to be delivered to Gulf
South at authorized firm Primary and Supplemental Receipt Points and Gulf South agrees to accept at such point(s) quantities of natural gas for transportation to No Notice Delivery Points up to the Seasonal Daily Contract Demand. The
Summer Season and Shoulder Month Daily Contract Demand shall not be less than
35% or 50% of the Winter Season Daily Contract Demand. Any variance between monthly allocated receipts and deliveries shall be recorded as a storage withdrawal or injection during such month except to the extent the Customer executes a PAA. Customer may not withdraw from storage on a daily basis more than 50% of its seasonal MDQ. Storage injections during the period April 1 through September 30 (Injection Period) shall be made on a uniform monthly basis to the extent practicable up to the Customer's MSQ. Storage injections under this service made after October 1 of each year shall only be subject to the same injection schedule as FSS during periods when Gulf South has issued an operational flow order due to operational constraints on its system which prevent an NNS customer from making storage injections up to its MDIQ as defined in section 2(g) of this rate schedule. Should CUSTOMER desire a change in the Seasonal Daily Contract Demand. CUSTOMER shall notify Gulf South in writing of the amount of the increase or decrease and of the date CUSTOMER desires the change to become effective. If Gulf South advises it is not agreeable to the changed quantities of gas requested in CUSTOMER's notice, the Contract Demand shall remain unchanged. Gulf South shall review CUSTOMER's request within thirty
(30) days subject to the Tariff. Nothing herein shall require Gulf South to install equipment or facilities for new or additional service.

3. QUALITY AND PRESSURE: The gas received and delivered hereunder shall be merchantable and of a quality sufficient to meet the standards in the Tariff.
Gas delivered to Gulf South shall be at a delivery pressure adequate to enter
Gulf South's facilities and such pressure shall not exceed the Maximum Allowable
Operating Pressure. Gulf South shall not be obligated to maintain pressure in excess of the contract delivery pressure shown in Exhibit B or the Maximum
Allowable Operating Pressure of Gulf South's system, as set by the appropriate governmental agency, whichever is less.

4. TERM: This Agreement shall become effective as of 9:00 A.M. on the beginning
Primary Term Date and continue as stated on the face hereof and month to month thereafter.

5. NNS CHARGES: CUSTOMER shall be obligated to pay Gulf South monthly for the service provided under this Agreement.

6. PAYMENTS: Payment shall be made in compliance with the Tariff. Payments by check shall be made to the remittance address indicated on Gulf South's invoice.
Payment by wire transfer shall be to a bank account designated by Gulf South.

7. WAIVER: No waiver by either party of any one or more defaults by the other in the performance of any provisions of this Agreement shall operate or be construed as a waiver of any future default(s), whether of a like or different character.

8. APPLICABLE LAW: THE VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT OF THIS
AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, THE PARTIES AGREE
THAT TEXAS' CHOICE OF LAW RULES MAY NOT BE USED TO DIRECT OR DETERMINE THAT SOME
OTHER STATES' LAW SHALL GOVERN A DISPUTE ARISING UNDER THIS AGREEMENT.

9. SUCCESSORS AND ASSIGNS: This Agreement shall be binding upon and inure to the benefit of the respective heirs, representatives, successors and assigns of the parties hereto. Except as provided in the General Terms and Conditions of the Tariff, neither party may assign, pledge or otherwise transfer or convey its rights, obligations or interests hereunder for any purpose without the prior written consent of the other party, which consent shall not unreasonably be withheld. Any assignment, pledge, transfer or conveyance in breach of this provision is voidable by the non-breaching party.

10. FILINGS: Each party shall make and diligently prosecute, all necessary filings with governmental bodies as may be required for the initiation and continuation of the transportation service subject to this Agreement, as well as inform and, upon request, provide copies to the other party of all filing activities. Gulf South shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (i) the filed rates and charges applicable under this Rate Schedule, including both the level and design of such rates and charges; and/or (ii) this Rate Schedule and the General Terms and Conditions. Customer shall have the right to protest or contest the aforementioned filings.

11. NOTICES: Routine communications and payments shall be considered delivered when received by ordinary mail. Communications concerning scheduling, curtailments, and changes in nominations shall be made via EDI or the Customer
Electronic System or by fax in the event of failure of Gulf South's or the Customer's electronic communication system. CUSTOMER's Dispatcher on the face hereof shall be the recipient on a twenty-four (24) hour basis of all notices regarding scheduling, curtailments, and changes in nominations. Either party shall immediately notify the other of any changes of the designated individuals or addresses herein.

All Administration Notices and Accounting Matters:

Gulf South Pipeline Company
20 E. Greenway Plaza, Suite 900
Houston, Texas 77046
Attention: Customer Service